Exhibit 10.6

FOURTH AMENDMENT TO AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

December 7, 2007

Reference is made to that certain Amended and Restated Stockholders’ Agreement dated as of October 28, 2005 by and among Targa Resources Investments Inc., a Delaware corporation (the “Company”), and the Stockholders as amended by that First Amendment to Amended and Restated Stockholders’ Agreement dated January 26, 2006, Second Amendment to Amended and Restated Stockholders’ Agreement dated March 30, 2007, and Third Amendment to Amended and Restated Stockholders’ Agreement dated May 1, 2007 (the “Stockholders’ Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Stockholders’ Agreement.

This Fourth Amendment to the Stockholders’ Agreement (“Fourth Amendment”) is entered into as of the first date written above by and among the Company and the Majority Holders.

RECITALS:

A. The Company and the Stockholders entered into the Stockholders’ Agreement to provide for, among other things, their respective rights and obligations in connection with their investment in the Company.

B. Pursuant to Section 6.6 of the Stockholders’ Agreement, the parties hereto desire to amend the Stockholders’ Agreement to add a new provision to Section 5.2(g)(xvi) to allow, to the extent the Company repurchases shares of Common Stock previously awarded under the Company’s 2005 Stock Incentive Plan, as amended (the “Plan”), additional option grants under the Plan to purchase such repurchased shares of Common Stock without requiring the prior written consent of the Majority Holders.

C. By executing this Fourth Amendment, the Company and the Majority Holders consent in writing to the amendments and modifications to the Stockholders’ Agreement set forth in this Fourth Amendment in accordance with Section 6.6 of the Stockholders’ Agreement.

NOW THEREFORE, the parties hereto agree as follows:

1. The reference to “6,178,382” in the definition of the term “Management Stock” in Section 1.1 of the Stockholders’ Agreement shall be deleted, and a reference to “7,293,882” shall be substituted therefor.

2. The following new Clause (5) shall be added after Clause (4) of Section 5.2(g)(xvi) of the Stockholders’ Agreement:

“, and (5) options to purchase shares of Common Stock previously awarded under the Company’s 2005 Stock Incentive Plan and subsequently repurchased by the Company with an exercise price equal to the greater of the price at which the

Company repurchased such shares of Common Stock or the fair market value of a share of Common Stock on the date of the option grant, with a vesting schedule no more favorable than the Vesting for Management Stock contained in Section 4.1 of this Agreement (with respect to a Management Stockholder who is not an Original Management Member), and with a term of no more than 10 years”

3. Limited Amendment. Except as expressly amended hereby, all other terms and provisions of the Stockholders’ Agreement shall continue in full force and effect.

4. Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles of such state.

5. Counterparts. This Fourth Amendment may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Fourth Amendment as of the day, month and year above written.

COMPANY:

TARGA RESOURCES INVESTMENTS INC.

By:	/s/ Rene R. Joyce
Name:	Rene R. Joyce
Title:	Chief Executive Officer

Signature Page to

Fourth Amendment to Amended and Restated Stockholders’ Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Fourth Amendment as of the day, month and year above written.

MAJORITY HOLDERS:

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII I, C.V.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

WARBURG PINCUS GERMANY PRIVATE EQUITY VIII, K.G.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

Signature Page to

Fourth Amendment to Amended and Restated Stockholders’ Agreement

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:	Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Peter R. Kagan
Partner

Signature Page to

Fourth Amendment to Amended and Restated Stockholders’ Agreement